Corporate Overview

XcelMobility

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November 2013

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Legal Disclaimer

FORWARD -LOOKING STATEMENTS

Certain information contained on this presentation is forward -looking information based on current expectations and plans that involve risks , , includes uncertainties and assumptions. Forward -looking information but is not limited to, statements concerning financial projections; any statements of the plans, strategies and objectives of management for future operations, acquisitions and alliances; any statements concerning proposed new products, services or developments; and any statements regarding future economic conditions or performance, as well as those that include or are preceded by the words "expects," "estimates," "believes," "plans,“ “projects” "anticipates" or similar language. Actual results may differ materiall y from those projected in such forward -looking statements due to a number of factors, risks and uncertainties. These include, but are not limited to, our limited operating history and inability to predict future operations with any certainty and the risk that we may not be able to develop certain markets as anticipated, that our products and services are not launched or released according to our current schedule or that our collaborations, alliances and customers do not result in the economic benefit we expect. For such statements, we claim the protection of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We disclaim any obligation to update any forward -looking statements as a result of developments occurring after the date of this presentation.

This presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company. This presentation accordingly does not contain the information that would be required in a prospectus or offering memorandum intended to be distributed to persons in an offering of securities of the Company, including the risk factors involved.

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Who We Are

Wearable Computing – Location – Cloud Computing

•	Leading mobile internet technology supplier
	•	Wearable computing
	•	Location based services
	•	Cloud computing

•	CCPower Founded in 2006
	•	Initial years building infrastructure and acquiring licenses
	•	First product - Mach5 mobile internet optimization service
	•	User base of over 1,500,000 in China (Mach5 Products)
	•	Marketing relationships with Chinese carriers
• access to over 1 billion mobile device subscribers

•	Today Positioned to lead wearable computing market
	•	Partnership with leading Chinese mobile/technology companies
	•	Recent growth through acquisition
	•	New wearable computing opportunities

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Business Strategy

Wearable Computing – Location – Cloud Computing

•	Cloud Connected Innovative Wearable Devices

	•	Focus on most lucrative areas of wearable computing

• Security force & asset tracking (acquisition of Jifu)

• Medical Monitoring (strategic partners)

• Friends/Family/Assets location/monitoring

	•	Develop software ecosystem for success

	•	Partner with wearable computing device makers

	•	Focus on location-based products & services

• Build on relationship with Mapworld China

	•	Expand cloud-based server network

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Technologies for Wearable Computing Success

Innovative Wearable Devices Cloud Computing Location Based Services Security Systems

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Lucrative Wearable Computing Markets

Wearable Computing – Location – Cloud Computing

•	Security Systems
	•	Next generation cloud connected security solutions

•	Location Based Services
	•	Finding and tracking friends, loved ones, and assets

•	Medical Monitoring
	•	Real-time mobile medical monitoring for real-time patient monitoring

•	Payment Systems
	•	NFC enabled wearable computing

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Acquisition Strategy

Grow wearable markets through strategic acquisitions

Acquired Jifu Software Technology Ltd (Shenzhen, China)
• May 8, 2013, XcelMobility completed the acquisition of Jifu	•	Leading supplier of Security Systems
	•	Security Systems experts
	•	Lead wearable computing Security Group

• XcelMobility continues to look for strategic acquisitions	Acquisition to support Wearable Computing growth
	•	Medical devices
	•	Location based marketing
	•	Software applications

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XcelMobility Products

The Smartwatch– our first device

  Android phone in a watch

Mach5 Locate/monitorService

  Location based application for parents wishing to keep track of their children, for adults monitoring elderly parents, and for medical professionals offering real-time patient monitoring

Cloud Security

  Gated community security system combining mobile, location and video
  Long term access to China’s affluent upper class

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Mach5.cn Mobile Internet Portal

Continue to expand and develop Mach5. cn

Internet Service Provider Portal

  Government licenses for internet portal
  Online commerce
  Online payment system
  Open to 3rd party apps and services
  Over 1,500,000 users to date

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LBS Apps and services

  Real Time Traffic Reports

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The China Market Today

• China has three carriers and over 1 billion mobile subscribers. • China has the largest mobile device users in the world.

China's Path to the World's Largest Connected Device Installed Base
FLURRY
China (left axis)
World (right axis)
300 million
250 million
200 million
150 million
100 million
50 million
0
1.2 billion
1 billion
800 million
600 million
400 million
200 million
0
01/1/10
04/1/10
07/1/10
10/1/10
01/1/11
04/1/11
07/1/11
10/1/11
01/1/12
04/1/12
07/1/12
10/1/12
01/1/13
04/1/13
Source: Flurry Analytics

261,333,271 internet connected mobile devices in China-- a whopping 24% of the entire world.

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Smartwatch Market To Reach 15 Million in 2014
NextMarket Insights

Much of the growth of smartwatches Will be driven by Asia.

China has seen significant early attention from smartwatch makers, and low-cost Android based smartwatches could prove popular in emerging economies as an alternative to phones .

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Location Location Location

Location related services are the most popular mobile device application.

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Our Strategy and Future

Winning in the China market and beyond

Build leading wearable computing company

•	Develop innovative wearable devices
	•	Biometric sensor technology development
•	Build wearable computing ecosystem
	•	Leading Cloud based apps and services
	•	End user relationship via portal and cloud
	•	Open system available to 3rd party applications
•	Strong engineering team in Shenzhen
	•	Enhance the wearable computing ecosystem
	•	Sell high margin software apps and services
•	Expand Portal and Cloud Network
•	Expand Globally through strategic partnerships

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Model for Success in China and Beyond

David beats goliath in China market

Xiaomi selling more smartphones in China than Apple

•	3 year old company with 3000 employees
•	Developed advanced low cost Android smartphone
•	2012 – 7Million units - $2Billion revenue
•	2013 – 15Million units – Most are sold on-line
•	Success Factor
• Sell Value in emerging markets like China
• Profit from high margin software and services
•	Cell phones are a commodity now
•	Software and services are key to success now

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Our Competitive Advantage

• Strong marketing partner in China Unicom
•	Over 270,000,000 subscribers
•	National mobile retail network

•	Cloud connected Location Based Services
	•	Exclusive relationship with Map World China
		•	Government sanctioned mapping data supplier
		•	Most up-to-date and accurate map data
		•	Most popular mapping portal in China
•	Smart Watch Market Success in China
	•	First Chinese voice command system
		•	Similar to Siri but for Chinese language
	•	Full function or phone connected
	•	Full Anroid functionality

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Financial Overview

	2011(audited)	2012(audited)	Q4FY2013 (forecast)
Revenue	$47,279	$277,406	$1,588,000
Gross Profit	($7,843)	$259,453	$850,012
Net Income	($474,825)	($694,177)	$50,283
  Smartwatch sales projections of 100,000 units in 2014
  Company revenues projected over $10Million in 2014

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Board & Senior Management
Our leaders

Ron Strauss – Executive Chairman & Director

•	Founder of XcelMobility
•	Serial entrepreneur with 20 years’ experience founding and leading technology start-ups.
•	Successfully built & sold 2 technology companies.

Ryan Ge – CEO & Director

•	founder of XcelMobility.
•	25 years of research & development experience in the technology sector.

GregoryTse – Independent Director

•	25 years experience in international finance, marketing & public relations.
•	Significant experience with Boards & public company management & compliance.

Grace Wang – CFO

•	18 years of experience in financial management.
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“Only The Paranoid Survive” Andy Grove

•	Business success contains the seeds of its own destruction
•	A corporation is a living organism
•	It has to continue to shed its skin
•	Methods have to change
•	Focus has to change
•	Values have to change
•	The sum total of those changes is transformation
•	Mobility is at the beginning of a major transformation

•	Wearable Computing will lead this transformation
•	Xcelmobility is leading this transformation

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Contact Information

XcelMobilityInc.
303TwinDolphins Drive,Suite600
Redwood City,CA94065
info@xcelmobility. com

www.xcelmobility. com
https://twitter. com/xcelmobility
On Facebook - Xcelmobility Inc.

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Thank You

XcelMobility

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